UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.4a-12

Hauppauge Digital, Inc.
(Name of Registrant as Specified in its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HAUPPAUGE DIGITAL INC.
91 CABOT COURT
HAUPPAUGE, NEW YORK 11788

NOTICE OF
ADJOURNED ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

WE STILL NEED YOUR VOTE

On Thursday, February 28, 2008, at the 2008 annual meeting of stockholders of Hauppauge Digital Inc. (“HDI”), the meeting was called to order and then adjourned pursuant to HDI’s Amended and Restated By-Laws due to the failure to obtain a quorum. A quorum is present when a majority of all shares outstanding and entitled to a vote are present in person or by proxy. The 2008 annual meeting was adjourned to March 27, 2008. The meeting will take place at HDI’s offices located at 91 Cabot Court, Hauppauge, New York 11788 at 10:00 a.m.

At the 2008 annual meeting, stockholders are being asked to elect six (6) Directors and transact such other business as may properly come before the meeting. Information about the proposed nominees is more fully described in the previously mailed proxy statement, dated January 29, 2008.

Shares are counted as present at the 2008 annual meeting if you are present and vote in person at the meeting, or if you have properly submitted a proxy card. As of February 28, 2008, stockholders holding 3,868,930 have submitted their shares by proxy to be counted toward the presence of a quorum. 4,924,377 shares are necessary for a quorum to be present.

YOUR VOTE IS IMPORTANT regardless of the number of shares you own. All stockholders of HDI are being provided with a proxy card in the enclosed postage paid envelope. Please note that if you have previously signed and returned a proxy, you do not have to execute and return another proxy. Your prior proxy will be counted at the adjourned annual meeting on March 27, 2008. On behalf of the Board of Directors, I urge you, if you have not already done so, to please take a moment now to submit your shares to be counted toward the quorum of the 2008 annual meeting and vote your shares FOR the nominees for six (6) Directors by signing, dating and mailing the enclosed proxy card.

Thank you for your support and assistance.

Sincerely,

Gerald Tucciarone
Secretary

March 6, 2008

PLEASE VOTE NOW BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD

C-1

HAUPPAUGE DIGITAL INC.
91 Cabot Court
Hauppauge, New York 11788

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Kenneth Plotkin and Gerald Tucciarone as Proxy, each with the power to appoint his substitute, and hereby authorizes them and each of them, to represent and vote, as designated below, all the shares of common stock of Hauppauge Digital, Inc. (the "Company") held of record by the undersigned on January 9, 2008 at the Annual Meeting of Stockholders to be held on February 28, 2008, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposal 1 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR"
PROPOSAL 1.

☒	Please mark your votes as in this example.

1.	Election of Directors.

☐	FOR all nominees listed below (except as marked to the contrary as instructed below).

☐	WITHOLD AUTHORITY to vote for all nominees listed below. (INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

•	KENNETH PLOTKIN
•	BERNARD HERMAN
•	ROBERT S. NADEL
•	CHRISTOPHER G. PAYAN
•	NEAL PAGE
•	SEYMOUR G. SIEGEL

(continued and to be signed on reverse side)

[Reverse Side]

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please date, sign and mail your proxy card back as soon as possible!
Annual Meeting of Stockholders
Hauppauge Digital Inc.
February 28, 2008

Signature:______________________

Signature, if held jointly:_______________________

Dated: ______________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in full partnership or limited liability company name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE